Exhibit 10.4

ATLANTIC Technology Ventures, Inc.
                                                     The Empire State Building
                                                     350 Fifth Avenue
                                                     Suite 5507
                                                     New York, NY 10118
                                                     Telephone: 212.267.2503
                                                     Fax: 212.267.2159
                                                     www.atlan.com
                                                     -------------

                                                                January 10, 2003

Dr. Waldemar Gottardi
Dr. Marcus Nagl
Dr. Andrew Neher
Institute for Hygiene and Social Medicine
University of Innsbruck
Fritz Pregl Strasse 3
A-6010, Innsbruck
AUSTRIA

     Re:     Assignment of October 18, 2001 License Agreement
             Concerning N-Chlorotaurine

Gentlemen:

     As we have discussed, Atlantic Technology Ventures, Inc. desires to assign all of its rights and obligations under the October 18, 2001 License Agreement to Pathogenics, LLC a new corporate entity to be owned by Frederic P. Zotos, A. Joseph Rudick, and Michael L. Ferrari.

     Article 9 of the abovementioned October 18, 2001 License Agreement provides as follows:

     "This Agreement, the Patent Rights and the other rights and duties appertaining hereto may not be assigned by either party without first obtaining the written consent of the other which shall not otherwise be unreasonably withheld."

     I ask that you indicate your consent to Atlantic's assignment of its rights and obligations under the License Agreement by countersigning this letter, as indicated below.

                                             With  best  regards,

                                             /s/ Frederic P. Zotos

                                             Frederic  P.  Zotos,  Esq.
                                             President  &  CEO
                                             Atlantic  Technology Ventures, Inc.

AGREED  AND  ACCEPTED

By:   /s/ Dr. Waldemar Gottardi
     ------------------------
     Dr. Waldemar Gottardi

By:  /s/ Dr. Markus Nagl
     ------------------------
     Dr. Markus Nagl

By:  /s/ Dr. Andreas Neher
     ------------------------
     Dr. Andreas Neher